UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 3, 2006

GONDWANA ENERGY, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 700, One Executive Place

1816 Crowchild Trail N.W.

Calgary, Alberta, Canada T2M 3Y7

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (403) 313-8985

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 3, 2006 the Board of Directors of Gondwana Energy Ltd. (the “Company”) issued a press release announcing that the Company has entered into a Stock Purchase Agreement with Peter Löfberg of Helsinki, Finland, to purchase all of the issued and outstanding ordinary shares of FinMetal Mining Oy, a company engaged in the base metal mining industry in Finland.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GONDWANA ENERGY, LTD.

Date: November 6, 2006	/s/ Daniel Hunter
Daniel Hunter, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 3, 2006